UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEWS RELEASE

NOVAGOLD & PAULSON announce the appointment of ENDEAVOUR
Financial AND MACQUARIE CAPITAL

AS FINANCIAL ADVISORS TO the DONLIN GOLD PROJECT

August 11, 2026 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) and Donlin Gold Holdings LLC (DGH), 100% wholly-owned by Paulson Advisers LLC and its affiliates (“Paulson”), are pleased to announce the appointment of Endeavour Financial (“Endeavour”), and Macquarie Capital (“Macquarie”) (collectively, the “Financial Advisors”) to provide financial advisory services for the development of the Donlin Gold project in Alaska and to support the arrangement of project and infrastructure financing.

Strategy and Mandate

As part of the mandate, the Financial Advisors will assist Donlin Gold in evaluating funding alternatives and executing a structured project financing strategy. They will coordinate engagement with potential financiers, advance select funding avenues, and assist with due diligence processes. The Financial Advisors will also provide tailored advice as the Donlin Gold project progresses toward a final investment decision following completion of the Bankable Feasibility Study (BFS) and related workstreams.

The process will consider a range of financing sources, including conventional project and infrastructure finance as well as complementary forms of capital, with the objective of optimizing the overall funding mix, while preserving long-term shareholder value and maintaining exposure to the project’s upside potential. Advancing financing initiatives in tandem with the BFS is expected to provide enhanced flexibility and streamline readiness as the Donlin Gold project advances toward construction.

Leveraging their expertise in agency-supported and large-scale mining finance, the Financial Advisors bring experience in structuring complex financings — including transactions involving export credit agencies. NOVAGOLD and DGH will also evaluate potential support from agencies, alongside project debt, infrastructure financing, and alternative funding options.

Financial Advisors

Endeavour is a leading specialist independent advisory firm focused on mining and natural resources financing. Its services span across project and structured finance, capital markets, debt and equity solutions, and strategic advisory. The firm works with a broad array of funding sources, including export/import credit agencies, commercial banks, specialist credit funds, development banks and other structured capital partners.

Macquarie Group is a global diversified financial services organization operating across banking, asset management, capital markets, commodities and global markets, and specialist finance. Macquarie Capital is the advisory, capital markets and principal investment arm of Macquarie Group — bringing deep expertise in critical minerals, infrastructure, energy and other sectors.

Greg Lang, NOVAGOLD’s President and CEO said: “We are pleased to appoint Endeavour and Macquarie to support our project financing efforts. Their combined expertise in structuring large-scale, agency-supported financings will be instrumental as we evaluate funding alternatives and advance a disciplined financing strategy for Donlin Gold. As we progress toward completion of the BFS, this work will support our readiness for a final investment decision and position the project to advance in a thoughtful and value-focused manner through the next phase of development.”

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Daniel Hill, Director of Endeavour Financial, commented: “Endeavour is delighted to be able to work with the NOVAGOLD and Paulson teams to evaluate and execute financing for the development of this world-class asset in Alaska.”

Lance Rishor, Head, Macquarie Capital Canada commented: “We are pleased to support NOVAGOLD and Paulson as they advance the Donlin Gold project. Macquarie Capital brings deep experience advising on complex mining and infrastructure financings, and we look forward to helping evaluate a broad range of capital solutions to support the project’s next phase of development.”

Transaction

As per the release titled “NOVAGOLD Enters Into Definitive Agreements to Acquire 100% of Donlin Gold” announced on July 22, 2026, the proposed transaction and consolidation between NOVAGOLD and Paulson’s DGH interest in Donlin Gold is expected to streamline corporate decision-making and increase operational and capital efficiency. It is also expected to facilitate and expand access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold’s next phase of project development.

About NOVAGOLD

NOVAGOLD is a well-financed gold development company focused on advancing the Donlin Gold project in Alaska, one of the world’s safest and most stable mining jurisdictions. The Donlin Gold project contains approximately 40 million ounces of gold in the Measured and Indicated Mineral Resource categories (560 million tonnes at an average grade of 2.22 grams per tonne, inclusive of Proven and Probable Mineral Reserves, on a 100% basis)1. Considered one of the largest and highest grade known open-pit gold deposits, the Donlin Gold project is expected to produce more than one million ounces of gold annually over an estimated 27-year mine life once in production2. The Donlin Gold project is being advanced with its Alaska Native landowners — Calista and TKC.

About Donlin Gold Holdings

DGH, 100% wholly-owned by Paulson Advisers LLC and its affiliates, is the 40% owner of the Donlin Gold project. DGH, together with NOVAGOLD, owns 100% of Donlin Gold and shares equal voting and operating control with NOVAGOLD through its operating agreement.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

1 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA”, dated as of November 30, 2025 (the “2025 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska, USA”, dated November 30, 2025 (the “2025 Technical Report Summary”). Donlin Gold possesses Measured Resources of approximately 9 Mt grading 2.67 g/t and Indicated Resources of approximately 551 Mt grading 2.21 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 6 Mt of Measured Resources and approximately 330 Mt of Indicated Resources inclusive of Mineral Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1.4 Mt grading 1.18 g/t and Indicated Resources of approximately 175 Mt grading 1.32 g/t, of which approximately 0.9 Mt of Measured Resources and approximately 105 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 9 Mt grading 2.29 g/t and Probable Reserves of approximately 495 Mt grading 2.02 g/t, each on a 100% basis, of which approximately 6 Mt of Proven Reserves and approximately 297 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserve and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

2 Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary.

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NEWS RELEASE

info@novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary;  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

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Participants in the Solicitation

NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.

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